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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  June 20, 2002



                             Catalina Lighting, Inc.
             (Exact name of registrant as specified in its charter)




           Florida                      1-9917                   59-1548266
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



             18191 N.W. 68th Avenue
                 Miami, Florida                           33015
    (Address of principal executive offices)            (Zip code)



Registrant's telephone number, including area code: (305) 558-4777

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Item 5.  Other Events.

         On June 20, 2002, Catalina Lighting, Inc., a Florida corporation (the "Company"), issued a press release announcing that its shares of Common Stock have been approved for listing on the Nasdaq SmallCap Market. A copy of such press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The Company's common stock will commence trading on the Nasdaq SmallCap Market under the symbol "CALA" effective Monday, June 24, 2002.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

           Exhibit No.      Description

              99.1          Press Release of the registrant, dated June 20, 2002



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CATALINA LIGHTING, INC.


Date: June 20, 2002                               By: /s/ Eric Bescoby
                                                     ---------------------------
                                                      Eric Bescoby
                                                      Chief Executive Officer

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                                  EXHIBIT INDEX


   Exhibit No.            Description

      99.1                Press Release of the registrant, dated June 20, 2002.